SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2014

WALGREEN CO.

(Exact name of registrant as specified in its charter)

Illinois	1-604	36-1924025
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

108 Wilmot Road, Deerfield, Illinois	60015
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 315-2500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note.

Completion of the Reorg Merger

On December 31, 2014, Walgreen Co., an Illinois corporation (“Walgreens”), and Walgreens Boots Alliance, Inc., a Delaware corporation (“WBA” or “Walgreens Boots Alliance”), completed their previously announced reorganization pursuant to the Reorganization Merger Agreement, dated as of October 17, 2014, as amended (the “Reorganization Merger Agreement”), by and among Walgreens Boots Alliance, Walgreens and Ontario Merger Sub, Inc., an Illinois corporation and a wholly owned subsidiary of Walgreens Boots Alliance (“Merger Sub”). The Reorganization Merger Agreement was approved and adopted by Walgreens’ shareholders at a special meeting of shareholders held on December 29, 2014 (the “Special Meeting”).

Pursuant to the Reorganization Merger Agreement, on December 31, 2014 Merger Sub merged (the “Reorg Merger”) with and into Walgreens, with Walgreens surviving the Reorg Merger as a wholly owned subsidiary of WBA, and each issued and outstanding share of Walgreens common stock, par value $0.078125 (“Walgreens Common Stock”) was converted into one share of WBA common stock, par value $0.01 (“WBA Common Stock”).

The foregoing description of the Reorganization Merger Agreement is not complete and is qualified in its entirety by reference to the Reorganization Merger Agreement, filed as Exhibit 2.3 to Walgreens’ Annual Report on Form 10-K for the fiscal year ended August 31, 2014, and Amendments No. 1 and 2 thereto, filed as Exhibit 2.1 to Walgreens’ Current Report on Form 8-K filed December 24, 2014 and Exhibit 2.3 to WBA’s Quarterly Report on Form 10-Q for the fiscal quarter ended November 30, 2014, respectively, which are incorporated herein by reference.

Completion of the Step 2 Acquisition

On December 31, 2014, following the completion of the Reorg Merger, WBA completed the previously announced acquisition of the remaining 55% of Alliance Boots GmbH (“Alliance Boots”) that Walgreens did not previously own (the “Step 2 Acquisition”) in exchange for £3.133 billion in cash and 144,333,468 shares of WBA Common Stock issued, in the aggregate, to AB Acquisitions Holdings Limited (“AB Acquisitions”) and to or pursuant to the direction of the trustee of the Alliance Boots management equity plan (collectively, the “Sellers”) pursuant to the Purchase and Option Agreement dated June 18, 2012, as amended (the “Purchase and Option Agreement”). The issuance of shares of WBA Common Stock in connection with the Step 2 Acquisition was approved by Walgreens’ shareholders at the Special Meeting. Stefano Pessina, a director of WBA and, prior to the Reorg Merger, Walgreens, and investment funds affiliated with Kohlberg Kravis Roberts & Co. L.P. jointly control AB Acquisitions. Mr. Pessina or certain of his affiliates are parties to certain transactions with Walgreens which are described in the Proxy Statement/Prospectus (as defined below) and Item 13 of Walgreens’ Annual Report on Form 10-K for the fiscal year ended August 31, 2014, as amended, which description is incorporated herein by reference.

The foregoing description of the Purchase and Option Agreement is not complete and is qualified in its entirety by reference to the Purchase and Option Agreement, filed as Exhibit 2.1 to Walgreens’ Current Report on Form 8-K filed June 19, 2012, and Amendment No. 1 thereto, filed as Exhibit 2.1 to Walgreens’ Current Report on Form 8-K filed August 6, 2014, which are incorporated herein by reference.

A copy of the press release announcing the completion of the Reorg Merger and the Step 2 Acquisition is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Introductory Note and Item 3.03 is incorporated herein by reference.

As previously disclosed, on December 19, 2014, Walgreens issued a press release announcing that it had notified the New York Stock Exchange (“NYSE”) and the Chicago Stock Exchange (“CHX”) of its intention to voluntarily withdraw its common stock from listing on both the NYSE and the CHX and from registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), solely in respect of such exchanges upon the closing of the Reorg Merger. Walgreens has filed notifications on Form 25 with the Securities and Exchange Commission (the “SEC”) with respect to Walgreens Common Stock to request removal of Walgreens Common Stock from listing on the NYSE and the CHX and from registration under Section 12(b) of the Exchange Act solely in respect of the NYSE and the CHX. Walgreens intends to file as promptly as practicable with the SEC a certification on Form 15 under the Exchange Act with respect to Walgreens’ notes and a certification on Form 15 with respect to Walgreens Common Stock requesting the termination of the registration of Walgreens Common Stock under Section 12(g) of the Exchange Act and the suspension of Walgreens’ reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note and Item 3.01 is incorporated herein by reference.

On December 31, 2014, each issued and outstanding share of Walgreens Common Stock was converted into one share of WBA Common Stock. Effective as of the completion of the Reorg Merger, WBA replaced Walgreens as the publicly held corporation, and immediately following the Reorg Merger and prior to the Step 2 Acquisition the holders of Walgreens Common Stock held the same number of shares of WBA Common Stock and the same ownership percentage of WBA as they held of Walgreens immediately prior to the Reorg Merger. Prior to the open of trading on December 31, 2014, NASDAQ, NYSE, and CHX each halted trading of Walgreens Common Stock. On December 31, 2014, shares of WBA Common Stock began trading on NASDAQ under the ticker symbol “WBA”. The new CUSIP number for WBA Common Stock is 931427 108. Shareholders need not return stock certificates or otherwise take any action to exchange their former shares of Walgreens Common Stock for shares of WBA Common Stock. Following completion of the Reorg Merger, each certificate for shares of Walgreens Common Stock automatically represents a certificate for the same number of shares of WBA Common Stock.

The issuance of WBA Common Stock in connection with the Reorganization Merger Agreement, as described above, was registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a registration statement on Form S–4 (File No. 333–198768), as amended (the “Registration Statement”), filed with the SEC and declared effective on November 24, 2014. The Registration Statement and the definitive proxy statement/prospectus, as amended and supplemented from time to time (the “Proxy Statement/Prospectus”) filed by WBA with the SEC on November 24, 2014 contains additional information about the Reorganization Merger Agreement, the Reorg Merger, the Step 2 Acquisition and related matters.

Pursuant to the Reorganization Merger Agreement, at the effective time of the Reorg Merger (the “Effective Time”), Walgreens’ equity-based compensation plans were assumed by WBA and each Walgreens award outstanding pursuant to those plans as of immediately prior to the Effective Time was converted automatically into an equivalent award with respect to the number of shares of WBA Common Stock that is equal to the number of shares of Walgreens Common Stock to which such award related immediately prior to the Effective Time, which equivalent award otherwise continues to be subject to the same terms and conditions that were applicable to such award immediately prior to the Effective Time.

Item 5.01.	Changes in Control of Registrant.

Prior to the completion of the Reorg Merger, WBA was a wholly-owned subsidiary of Walgreens. Upon completion of the Reorg Merger, Walgreens became a wholly-owned subsidiary of WBA. The information contained in the Introductory Note above and Item 3.01 and 3.03 are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are provided as part of this Form 8-K:

Exhibit	Description

99.1	Press release issued on December 31, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WALGREEN CO.

Date: December 31, 2014	By:	/s/ Thomas J. Sabatino, Jr.
	Name:	Thomas J. Sabatino, Jr.
	Title:	Executive Vice President, Chief Legal and Administrative Officer and Corporate Secretary